UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On April 14, 2020, the Board of Directors (the “Board”) of Build-A-Bear Workshop, Inc. (the “Company”) adopted, subject to stockholder approval, the Build-A-Bear Workshop, Inc. 2020 Omnibus Incentive Plan (the “2020 Incentive Plan”). On June 11, 2020, the Company’s stockholders approved the 2020 Incentive Plan. On April 11, 2023, the Board adopted, subject to stockholder approval, the Build-A-Bear Workshop, Inc. Amended and Restated 2020 Omnibus Incentive Plan (the “Restated 2020 Incentive Plan”). On June 8, 2023, at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Restated 2020 Incentive Plan.

The Restated 2020 Incentive Plan, which is administered by the Compensation and Development Committee of the Board, permits the grant of stock options (including both incentive and non-qualified stock options), stock appreciation rights, other stock-based awards, including restricted stock and restricted stock units, cash-based awards, and performance awards pursuant to the terms of the Restated 2020 Incentive Plan. The Restated 2020 Incentive Plan will terminate on April 11, 2033, unless earlier terminated by the Board.

The total number of shares of the Company’s common stock authorized for issuance under the Restated 2020 Incentive Plan will increase by 800,000 to a maximum of 1,800,000 since its inception as the 2020 Inventive Plan, subject to customary capitalization adjustments, substitutions of acquired company awards and certain additions of acquired company plan shares, plus shares that are subject to outstanding awards made under the Build-A-Bear Workshop, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) that on or after April 14, 2020 may be forfeited, expire or be settled for cash.

A description of the Restated 2020 Incentive Plan was included in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “2023 Proxy Statement”) under the caption “Proposal No. 5 – Approval of the Build-A-Bear Workshop, Inc. Amended and Restated 2020 Omnibus Incentive Plan,” which description is incorporated herein by reference. The description of the Restated 2020 Incentive Plan contained in the 2023 Proxy Statement is qualified in its entirety by reference to the complete text of the Restated 2020 Incentive Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 8, 2023. The following proposals were submitted by the Board to a vote of the Company’s stockholders, and the final results of the voting on each proposal are noted below.

Proposal 1.Election of Directors

The following two directors were nominated to serve for three-year terms expiring at the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The two directors, as indicated below, were elected as directors of the Company by the requisite affirmative vote of the majority of votes cast in person or by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Narayan Iyengar	8,962,745	103,475	6,417	3,671,485
Lesli Rotenberg	7,882,935	1,187,722	1,980	3,671,485

Proposal 2.Ratification of Appointment of Independent Accountants

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024. The appointment was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
12,573,372	169,099	1,651	—

Proposal 3.Advisory Vote Approving Executive Compensation

The stockholders were asked to approve the executive compensation as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The proposal was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
8,630,521	129,358	312,758	3,671,485

Proposal 4.Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

The stockholders were asked to approve, by advisory vote, the frequency of future advisory votes on executive compensation. The frequency of one year received the greatest number of votes, as indicated below. Consistent with the recommendation of the Board and the vote of the stockholders, the Company will continue to hold future advisory votes on executive compensation on an annual basis.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,735,692	7,525	1,019,762	309,658	3,671,485

Proposal 5.Approval of the Build-A-Bear Workshop, Inc. Amended and Restated 2020 Omnibus Incentive Plan

The stockholders were asked to approve the Restated 2020 Incentive Plan. The proposal was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
8,655,642	411,758	5,237	3,671,485

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description of Exhibit

10.1	Build-A-Bear Workshop, Inc. Amended and Restated 2020 Omnibus Incentive Plan
10.2	Form of Non-Employee Director Restricted Stock Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: June 9, 2023	By:	/s/ Eric Fencl
Name: Eric Fencl
Title: Chief Administrative Officer,
General Counsel and Secretary

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